AMENDMENT NO. 2 TO ESCROW AGREEMENT


                  THIS AMENDMENT NO. 2 to the Escrow Agreement is made as of the 1st day of November, 2002 (as supplemented or modified from time to time, this "Agreement") by and among AJG Financial Services, Inc., through its Vice-President, General Counsel as agent (the "Major Shareholder Agent") for Bernard
J. Zahren, Finova Mezzanine Capital Corp., AJG Financial Services, Inc., Environmental Opportunities Fund (by itself and as successor to Environmental Opportunities Fund Cayman), Fredric Rose, M&R Associates, Martin F. Laughlin, Richard C. Augustine and Michael J. Carolan (each, an "Initial Major Shareholder") and for Stephen Rosenberg, U.S. Energy Systems, Inc., a Delaware corporation ("USE"), and Zahren Alternative Power Corporation, as the successor to USE Acquisition Corp. a Delaware corporation (the "Sub" and together with USE , the "USE Parties"), Cinergy Energy Solutions, Inc., a Delaware corporation ("CES" and together with the USE Parties, the "Beneficiaries"), and Tannenbaum Helpern Syracuse & Hirschtritt LLP having an office at 900 Third Ave., New York, New York, 10022 (the "Escrow Agent"). Unless indicated otherwise, capitalized terms shall have the same meanings herein as they have in the Escrow Agreement (as defined below).


                              W I T N E S S E T H:

                  WHEREAS, the parties hereto and the Initial Major Shareholders have previously entered into that certain Escrow Agreement dated as of November 28, 2000 (as amended by Amendment No. 1 dated as of May 11, 2001, the "Escrow Agreement");



                  WHEREAS, the parties hereto now wish to amend the Escrow Agreement;

                  NOW, THEREFORE, in consideration of $10.00 and other consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                  1. The last sentence of Section 3(d) of the Escrow Agreement is hereby amended by deleting the existing sentence in its entirety and inserting in its place the following sentence:


                      The "Release Date" shall be the date twenty one months following the Closing Date.

                   2. Except as amended hereby, the Escrow Agreement is hereby ratified and confirmed and, as so amended, remains in full force and effect on the date hereof.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be Executed as of the date first written above.


                                      MAJOR SHAREHOLDER AGENT:
                                      AJG FINANCIAL SERVICES, INC.


                                      By: /s/ John C. Rosengren
                                              -----------------
                                         Name:John C. Rosengren
                                         Title: Vice President & General Counsel
                                         For: AJG Finacial Services, Inc.


                                         CINERGY ENERGY SOLUTIONS, INC.:


                                         By:/s/  Donna Robichaud
                                                 ---------------
                                            Name: Donna Robichaud
                                            Title:Vice President


                                         U.S. ENERGY SYSTEMS, INC.:


                                         By: /s/  Goran Mornhed
                                                 --------------------
                                            Name: Goran Mornhed
                                            Title:Chief Executive Officer


                                         U.S. ENERGY BIOGAS CORPORATION

                                         By: /s/ Frank Fitzgerald
                                                 ----------------
                                            Name:Frank FItagerald
                                            Title: Treasurer


                                           ESCROW AGENT:

                                           TANNENBAUM HELPERN SYRACUSE &
                                           HIRSCHTRITT LLP

                                           By: /s/ Stephen Rosenberg
                                               -------------------------
                                                   Stephen Rosenberg
                                                   A Member of the Firm